UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 9, 2018

NEON THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-38551	46-3915846
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

40 Erie St., Suite 110

Cambridge, MA 02139

(Address of principal executive offices, including zip code)

(617) 337-4701

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01.                Other Events.

On November 9, 2018, Neon Therapeutics, Inc. (the “Company”) will be presenting updated data from NT-001, its ongoing Phase 1b clinical trial evaluating NEO-PV-01 in the metastatic setting, and new data relating to its NEO-PTC-01 program during an investor event to be held during the Society for Immunotherapy of Cancer (SITC) 33rd Annual Meeting in Washington, D.C. This investor event will be webcast. Information about this event, including how to access this webcast, as well as a copy of the materials that will be presented at the event, can be found on the Company’s website at https://ir.neontherapeutics.com/events-and-presentations/events.  In addition, a copy of the investor presentation is being filed herewith as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.                Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description
99.1	Investor Presentation by Neon Therapeutics, Inc., dated November 9, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEON THERAPEUTICS, INC.

Date: November 9, 2018	By:	/s/ Yasir B. Al-Wakeel
Yasir B. Al-Wakeel, B.M., B.Ch.
Chief Financial Officer